UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2014 (November 12, 2014)
_________

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 17, 2014, Genco Shipping & Trading Limited (the “Company”) issued a press release announcing that Robert Gerald Buchanan will resign as the Company’s President effective December 19, 2014. Such press release also announced that effective December 19, 2014, John C. Wobensmith, the Company’s current Chief Financial Officer and Principal Accounting Officer, will become the Company’s new President. Also, effective December 19, 2014, Apostolos Zafolias, the Company’s Executive Vice President, Finance, was appointed to become the Company’s new Chief Financial Officer, and Joseph Adamo, the Company’s Treasurer and Controller, was appointed to become the Company’s new Chief Accounting Officer and will serve as its principal accounting officer. There is no arrangement or understanding between Messrs. Wobensmith, Zafolias, or Adamo and any other person pursuant to which any of them was or is to be selected as an officer. Messrs. Wobensmith, Zafolias, and Adamo have no family relationships with any of the directors or executive officers of the Company. Since the beginning of the Company’s last fiscal year, Messrs. Wobensmith, Zafolias, and Adamo have had no direct or indirect material interest in any transaction (excluding employment) or any proposed transaction involving the Company in which the amount involved exceeded or exceeds $120,000.

Information on Mr. Wobensmith’s business experience and compensation arrangements with the Company are set forth on pages 8 and 17-23 to the amendment on Form 10-K/A to the Company’s Annual Report for the year ended December 31, 2013 and is incorporated herein by reference. Information with respect to Messrs. Zafolias and Adamo is as follows:

Apostolos Zafolias, 35, has been with the Company since May 2005. Since July 2013, Mr. Zafolias has served as the Company’s Executive Vice President of Finance, playing an integral part in the execution of the company’s finance strategy. Mr. Zafolias has approximately 10 years of experience in the shipping industry with a focus on mergers and acquisitions, commercial bank financing, debt and equity capital markets transactions, and SEC reporting. Before being appointed Executive Vice President of Finance, Mr. Zafolias held various finance leadership positions at the Company. He has a bachelor of science degree from Babson College.

Joseph Adamo, 52, has been employed with the company since June 2005. Mr. Adamo’s initial position with the company was Controller until April 2010, when he was promoted to Treasurer and Controller. Mr. Adamo is responsible for overseeing our accounting department, including certain filings with the Securities and Exchange Commission. Prior to joining the Company, Mr. Adamo was a turnaround consultant providing restructuring advisory services to distressed companies. Prior to that, Mr. Adamo served as Chief Financial Officer for two private companies. Mr. Adamo started his career in public accounting working for Price Waterhouse, currently PriceWaterhouseCoopers LLP. He has a bachelor’s degree in accounting from Pace University and is a licensed Certified Public Accountant.

On August 7, 2014, Messrs. Zafolias and Adamo, along with the Company’s executive officers and certain other personnel, each received awards of restricted shares of the Company’s common stock and warrants to purchase common stock pursuant to the Company’s 2014 Management Incentive Plan (the “Plan”). Mr. Zafolias was granted 18,991 shares of restricted stock and was also granted warrants to purchase 40,709 shares of common stock at an exercise price of $25.91, warrants to purchase 42,186 shares of common stock at an exercise price of $28.73, and warrants to purchase 63,437 shares of common stock at an exercise price of $34.19. Mr. Adamo was granted 5,764 shares of restricted stock and was also granted warrants to purchase 12,356 shares of common stock at an exercise price of $25.91, warrants to purchase 12,804 shares of common stock at an exercise price of $28.73, and warrants to purchase 19,254 shares of common stock at an exercise price of $34.19. The restrictions applicable to the shares granted to Messrs. Zafolias and Adamo will lapse ratably in equal installments on each of the first three anniversaries of August 7, 2014. The warrants will become exercisable in equal installments on each of the first three anniversaries of August 7, 2014 and may be exercised until the sixth anniversary of that date.

Copies of the agreements pursuant to which such awards were made are attached as Exhibits 10.1 through 10.8 to this Current Report on Form 8-K and are incorporated by reference herein. A copy of the press release announcing the foregoing events is attached hereto as Exhibit 99.1 and is incorporated herein by reference except for the second and fifth paragraphs thereof, which contain quoted remarks.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Restricted Stock Grant Agreement dated as of August 7, 2014 between Genco Shipping & Trading Limited and Apostolos Zafolias.

10.2	Restricted Stock Grant Agreement dated as of August 7, 2014 between Genco Shipping & Trading Limited and Joseph Adamo.

10.3	Warrant Certificate No. W-22 dated as of August 7, 2014 and issued to Apostolos Zafolias.

10.4	Warrant Certificate No. W-23 dated as of August 7, 2014 and issued to Apostolos Zafolias.

10.5	Warrant Certificate No. W-24 dated as of August 7, 2014 and issued to Apostolos Zafolias.

10.6	Warrant Certificate No. W-31 dated as of August 7, 2014 and issued to Joseph Adamo.

10.7	Warrant Certificate No. W-32 dated as of August 7, 2014 and issued to Joseph Adamo.

10.8	Warrant Certificate No. W-33 dated as of August 7, 2014 and issued to Joseph Adamo.

99.1	Press Release dated November 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: November 17, 2014

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer, Principal Accounting
Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Stock Grant Agreement dated as of August 7, 2014 between Genco Shipping & Trading Limited and Apostolos Zafolias.

10.2	Restricted Stock Grant Agreement dated as of August 7, 2014 between Genco Shipping & Trading Limited and Joseph Adamo.

10.3	Warrant Certificate No. W-22 dated as of August 7, 2014 and issued to Apostolos Zafolias.

10.4	Warrant Certificate No. W-23 dated as of August 7, 2014 and issued to Apostolos Zafolias.

10.5	Warrant Certificate No. W-24 dated as of August 7, 2014 and issued to Apostolos Zafolias.

10.6	Warrant Certificate No. W-31 dated as of August 7, 2014 and issued to Joseph Adamo.

10.7	Warrant Certificate No. W-32 dated as of August 7, 2014 and issued to Joseph Adamo.

10.8	Warrant Certificate No. W-33 dated as of August 7, 2014 and issued to Joseph Adamo.

99.1	Press Release dated November 17, 2014.